SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 7, 2007

STATION CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21640 (Commission File Number)	88-0136443 (I.R.S. Employer Identification No.)

1505 South Pavilion Center Drive, Las Vegas, Nevada (Address of principal executive offices)	89135 (Zip Code)

Registrant’s telephone number, including area code: (702) 495-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 1.02	Termination of a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Item 3.03	Material Modification to Rights of Security Holders.

Item 5.01	Changes in Control of Registrant.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 5.03	Amendments to Articles of Incorporation or ItBylaws; Change in Fiscal Year
.
Item 9.01	Financial Statements and Exhibits

SIGNATURES

INDEX TO EXHIBITS

Exhibit 3.1	Second Amended and Restated Articles of Incorporation of the Company

Exhibit 3.2	Amended and Restated Bylaws of the Company

Exhibit 4.1

Credit Agreement dated as of November 7, 2007 by and among the Company, Deutsche Bank Trust Company Americas, each Lender from time to time party thereto, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., and JPMorgan Chase Bank, N.A., as Syndication Agent

Exhibit 4.2	Loan and Security Agreement dated as of November 7, 2007 by and among German American Capital Corporation, JPMorgan Chase Bank, N.A., and FCP PropCo, LLC

Exhibit 4.3	Mezzanine Loan and Security Agreement (First Mezzanine), dated as of November 7, 2007, by and among FCP Mezzco Borrower I, LLC, German American Capital Corporation and JPMorgan Chase Bank, N.A.

Exhibit 4.4	Mezzanine Loan and Security Agreement (Second Mezzanine), dated as of November 7, 2007, by and among FCP Mezzco Borrower II, LLC, German American Capital Corporation and JPMorgan Chase Bank, N.A.

Exhibit 4.5	Mezzanine Loan and Security Agreement (Third Mezzanine), dated as of November 7, 2007, by and among FCP Mezzco Borrower III, LLC, German American Capital Corporation and JPMorgan Chase Bank, N.A.

Exhibit 10.1

Amended and Restated Purchase and Sale Agreement dated as of October 31, 2007 by and among FCP NewCo, LLC, Boulder Station, Inc., Charleston Station, LLC, Palace Station Hotel & Casino, Inc., and Sunset Station, Inc. and the other parties thereto

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Exhibit 10.2	Master Lease Agreement dated as of November 7, 2007 by and between FCP PropCo, LLC and the Company

Exhibit 10.3	Sublease (Boulder Station) dated as of November 7, 2007 by and between the Company and Boulder Station, Inc.

Exhibit 10.4	Sublease (Red Rock) dated as of November 7, 2007 by and between the Company and Charleston Station, Inc.

Exhibit 10.5	Sublease (Sunset Station) dated as of November 7, 2007 by and between the Company and Sunset Station, Inc.

Exhibit 10.6	Sublease (Palace Station) dated as of November 7, 2007 by and between the Company and Palace Station Hotel & Casino, Inc.

Exhibit 10.7	Executive Employment Agreement of Frank J. Fertitta III dated as of November 7, 2007 by and between the Company and Frank J. Fertitta III

Exhibit 10.8	Executive Employment Agreement of Lorenzo J. Fertitta dated as of November 7, 2007 by and between the Company and Lorenzo J. Fertitta

Exhibit 10.9	Executive Employment Agreement of Richard J. Haskins dated as of November 7, 2007 by and between the Company and Richard J. Haskins

Exhibit 10.10	Executive Employment Agreement of Thomas M. Friel dated as of November 7, 2007 by and between the Company and Thomas M. Friel

Exhibit 10.11	Executive Employment Agreement of Scott M Nielson dated as of November 7, 2007 by and between the Company and Scott M Nielson

Exhibit 10.12	Executive Employment Agreement of William W. Warner dated as of November 7, 2007 by and between the Company and William W. Warner

Exhibit 10.13	Equityholders Agreement of Station Casinos, Inc., Fertitta Colony Partners LLC and Fertitta Partners LLC dated as of November 7, 2007

Exhibit 10.14	Second Amendment to Supplemental Executive Retirement Program of the Company dated as of November 7, 2007

Exhibit 10.15	First Amendment to Supplemental Management Retirement Program of the Company dated as of November 7, 2007

Exhibit 10.16	Second Amendment to Amended and Restated Deferred Compensation Plan of the Company dated as of November 7, 2007

Exhibit 10.17	Second Amendment to Deferred Compensation Plan for Executives of the Company dated as of November 7, 2007

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Introductory Note

On November 7, 2007, Station Casinos, Inc., a Nevada corporation (“Station” or the “Company”), completed its merger (the “Merger”) with FCP Acquisition Sub, a Nevada corporation (“Merger Sub”), pursuant to which Merger Sub merged with and into the Company with the Company continuing as the surviving corporation. The Merger was completed pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 23, 2007 and amended as of May 4, 2007, among the Company, Fertitta Colony Partners LLC, a Nevada limited liability company (“Parent”), and Merger Sub, as amended.

As a result of the Merger, 24.1% of the issued and outstanding shares of non-voting common stock of the Company is owned by Fertitta Partners LLC, a Nevada limited liability company (“Fertitta Partners”), which is owned by affiliates of Frank J. Fertitta III, Chairman and Chief Executive Officer of Station, affiliates of Lorenzo J. Fertitta, Vice Chairman and President of Station, affiliates of Blake L. Sartini and Delise F. Sartini, and certain officers and other members of management of the Company. The remaining 75.9% of the issued and outstanding shares of non-voting common stock of the Company is owned by FCP Holding, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“FCP HoldCo”). Parent is owned by an affiliate of Colony Capital, LLC (“Colony”) and affiliates of Frank J. Fertitta III and Lorenzo J. Fertitta. Substantially simultaneously with the consummation of the merger, shares of voting common stock of Station were issued for nominal consideration to FCP VoteCo LLC, a Nevada limited liability company (“FCP VoteCo”), which is owned by Frank J. Fertitta III, Lorenzo J. Fertitta and Thomas J. Barrack, Jr., the Chairman and Chief Executive Officer of Colony.

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

1.              Senior Secured Credit Facilities

Overview

In connection with the Merger, the Company, as borrower, entered into a senior secured credit agreement with J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., each as joint lead arranger and joint bookrunner, JPMorgan Chase Bank, N.A., as syndication agent, Deutsche Bank Trust Company Americas, as administrative agent, and each of the lenders named therein, that provides senior secured financing of $900.0 million, consisting of a $650.0 million revolving credit facility and a $250.0 million term loan facility. The revolving credit facility includes sub limits for letters of credit and short-term borrowings referred to as swingline loans. Initial borrowings in an aggregate principal amount of $510 million were applied to pay a portion of the outstanding amounts under the Third Amended and Restated Loan Agreement, by and among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, LLC, Santa Fe Station, Inc., Sunset Station, Inc., Lake Mead Station Holdings, LLC, Lake Mead Station, Inc., Fiesta Station Holdings, LLC, Fiesta Station, Inc., Charleston Station, LLC, the Company and Bank of America, N.A., as Administrative Agent, dated as of December 15, 2005 (the “Bank of America Existing Facility”).

The new senior secured credit facility provides that the Company has the right at any time from and after 180 days after the closing date to request up to $100.0 million of incremental commitments in the aggregate under one or more incremental term loan facilities and/or revolving credit facilities and/or by increasing commitments under the revolving credit facility. The lenders under these facilities will not be under any obligation to provide any such incremental commitments. The terms and conditions of such incremental commitments, other than the interest rate applicable to any term loans, shall be the same as the senior secured credit facility. The lenders under any such incremental commitments shall be entitled to all of the security and guarantees provided in respect of the senior secured credit facility on a pari passu basis.

Interest rate and fees

Borrowings under the senior secured credit facilities bear interest at a rate equal to an applicable margin plus, at the Company’s option, either (a) a LIBOR rate determined by reference to the costs of funds for Eurodollar deposits for the interest period relevant to such borrowing adjusted for certain additional costs or (b) a base rate determined by reference to the higher of (1) the prime rate of the administrative agent, and (2) the federal funds rate plus 0.50%. The initial applicable margin for borrowings is 2.50% with respect to LIBOR borrowings and 1.50%

with respect to base-rate borrowings. The applicable margins for borrowings under the facilities may be reduced subject to the Company’s attaining certain leverage ratios.

In addition to paying interest on outstanding principal under the senior secured credit facilities, the Company is required to pay a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments thereunder. The initial commitment fee rate is 0.375% per annum. The Company must also pay letter of credit fees. The commitment fee rate and the letter of credit fee rate may be reduced or increased subject to the Company’s attaining certain leverage ratios.

Prepayments

The senior secured credit agreement requires the Company to prepay outstanding term loans, subject to certain exceptions, with:

• 100% of the net cash proceeds of all non-ordinary course asset sales or other dispositions of property subject to certain exceptions and customary reinvestment rights; and

• 100% of the net cash proceeds of any incurrence of debt not permitted under the senior secured credit agreement.

In addition, the senior secured credit agreement requires the Company to prepay outstanding incremental term loans, if any and subject to certain exceptions, with 50% of the Company’s annual excess cash flow (as defined in the senior secured credit agreement) minus the sum of all voluntary prepayments of term loans during such fiscal year and all voluntary prepayments of revolving loans during such fiscal year to the extent the revolving commitments are permanently reduced by such payments, commencing with the first full fiscal year following the date of the closing of the senior secured credit facilities (which percentage will be reduced to 25% and 0% if at the time of the applicable prepayment the Company’s leverage ratio is equal to or less than certain levels specified in the senior secured credit agreement).

The foregoing mandatory prepayments will be applied to the term loan facilities, and in the case of the excess cash flow prepayment, incremental term loan facilities, in direct order of maturity to repayments thereof. The Company may voluntarily repay outstanding loans under the senior secured credit facilities at any time without premium or penalty, other than customary “breakage” costs with respect to LIBOR loans.

Amortization

The Company is required to repay installments on the loans under the term loan facilities in equal quarterly principal amounts of 1.00% per year, with the remaining amount payable on the Maturity Date (as hereinafter defined). Principal amounts outstanding under the revolving credit facility are due and payable in full on the Maturity Date.

The maturity date of the term loans and revolving loans (the “Maturity Date”) shall be August 7, 2012, subject to a single 15-month extension of the maturity date at the option of the Company so long as (i) no event of default has occurred under the senior secured credit facilities, (ii) the Company shall have refinanced the CMBS Loans (as hereinafter defined), and (iii) the Company’s projections for such additional 15-month period reflect that the Company will be able to remain in compliance with all financial covenants applicable to such additional 15-month period after taking into account any change in the amount of rent to be paid pursuant to the Master Lease under the CMBS Loans during such 15-month period and after giving pro forma effect to the refinancing of the CMBS Loans.

Guarantee and security

Subject to compliance with applicable gaming laws, all obligations under the senior secured credit agreement are guaranteed by the Company’s direct and indirect, existing and future domestic subsidiaries (referred to, collectively, as “Guarantors” but excluding certain subsidiaries designated by the Company under its senior secured credit agreement as “unrestricted subsidiaries”).

Subject to compliance with applicable gaming laws, all obligations under the senior secured credit facilities, and the guarantees of those obligations, are secured by substantially all of the following assets of the Company, the shareholders of the Company and each Guarantor, subject to certain exceptions:

• a pledge of 100% of the capital stock of the Company;

• a pledge of 100% of the capital stock held by the Company or any Subsidiary that is party to the Pledge Agreement (excluding equity of certain Guarantors designated by the Company under its senior secured credit agreement as “immaterial subsidiaries” or “Native American subsidiaries” and excluding interests in joint ventures);

• a security interest in substantially all tangible and intangible assets of the Company and each Guarantor (excluding certain Guarantors designated by the Company under its senior secured credit agreement as “immaterial subsidiaries” and excluding FF&E located at the Red Rock Resort, Palace Station, Boulder Station and Sunset Station properties); and

• a deed of trust on real property relating to the Fiesta Rancho, Fiesta Henderson, Santa Fe Station and Texas Station properties.

In addition, the Company and its subsidiaries (excluding certain subsidiaries designated by the Company under its senior secured credit agreement as “unrestricted subsidiaries” or “Native American subsidiaries”) agree to grant a security interest in any future capital project for which the overall budget for capital expenditures exceeds $100.0 million and upon any other property that generates adjusted “EBITDA” in any fiscal year in excess of $10.0 million.

Certain covenants and events of default

The senior secured credit agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, the Company’s ability to:

• incur additional indebtedness, issue preferred stock or provide guarantees;

• create liens on assets;

• engage in mergers or consolidations;

• sell assets;

• pay dividends, make distributions or repurchase its own capital stock;

• make investments, loans or advances;

• make certain acquisitions;

• engage in certain transactions with affiliates; and

• fundamentally change its business.

In addition, the senior secured credit agreement requires the Company to maintain the following financial covenants in connection with the Company’s revolving credit facility:

• maximum total leverage ratio;

• maximum senior secured leverage ratio;

• minimum interest coverage ratio; and

• maximum annual capital expenditures.

The senior secured credit agreement also contains certain customary affirmative covenants and certain events of default.

The foregoing summary of the credit agreement and the security arrangements, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the credit agreement, which is attached as Exhibit 4.1 and incorporated herein by reference.

2.              CMBS Loan

Overview

A number of wholly owned unrestricted direct and indirect subsidiaries of the Company entered into a mortgage loan in the principal amount of $2.050 billion and related mezzanine financings in an aggregate principal amount of $425.0 million (collectively, the “CMBS Loans”), for the purpose of financing the consideration payable to the Company’s stockholders upon consummation of the Merger and paying fees and expenses incurred in connection with the Merger.

Sale/Leaseback

In connection with the financing of the CMBS Loans, certain Station subsidiaries (the “Operating Subsidiaries”) entered into an amended and restated purchase and sale agreement with a wholly-owned subsidiary of Station, which immediately prior to the closing of the CMBS Loans, assigned its rights and obligations under the amended and restated purchase and sale agreement to a newly created subsidiary of the Company (the “CMBS Borrower”). Pursuant to such purchase and sale agreement, the Operating Subsidiaries’ equity interests in their wholly-owned subsidiaries that owned substantially all fee and leasehold real property comprising Palace Station, Boulder Station, Sunset Station and Red Rock (collectively, the “CMBS Property”) were sold to the CMBS Borrower. Immediately following such sale, such CMBS Property was leased back to the Company pursuant to a master lease with an initial term of fifteen (15) years and extension terms for an aggregate of ten (10) additional years. The Company in turn subleased each parcel of the CMBS Property back to the Operating Subsidiaries, with each such sublease having the same term as the master lease.

The CMBS Loans involved the creation of eight (8) wholly owned unrestricted direct and indirect subsidiaries (collectively, the “Real Estate Borrowers”), the most remote of which is the CMBS Borrower, and on or prior to the closing of the Merger, the following occurred:

•                  each parcel of the CMBS Property was contributed by the Operating Subsidiary that previously owned or leased the same to a newly created subsidiary (each, a “Real Estate Subsidiary” and collectively, the “Real Estate Subsidiaries”) that was wholly owned by such Operating Subsidiary;

•                  on October 12, 2007, Parent formed ten (10) wholly-owned entities, the first of which was the subsidiary of Merger Sub, the second of which is the subsidiary of the first subsidiary, and the last of which is the CMBS Borrower, a subsidiary of the ninth formed subsidiary. (Each such subsidiary other than the CMBS Borrower is referred to as a “MezzCo” and they are collectively referred to as the “MezzCos”);

•                  concurrently with the closing of a portion of the CMBS Loans to the CMBS Borrower certain MezzCos (each a “MezzCo Borrower” and collectively, the “MezzCo Borrowers”) borrowed an aggregate amount of $425 million of the CMBS Loans from mezzanine lenders (the “Mezzanine Financings”) and contributed the proceeds thereof to their subsidiaries and ultimately to the CMBS Borrower;

•                  concurrently with the Mezzanine Financings, the CMBS Borrower borrowed $2.050 billion from lenders in a mortgage loan;

•                  concurrently with the financing of the mortgage loan and the Mezzanine Financings, each MezzCo contributed equity contribution proceeds received from its parent to its subsidiary and ultimately to the CMBS Borrower;

•                  the CMBS Borrower then used the proceeds of the CMBS Loans and equity contributions to purchase the equity of the Real Estate Subsidiaries from the Operating Subsidiaries;

•                  following its acquisition of the equity of the Real Estate Subsidiaries, the CMBS Borrower merged each of its newly acquired Real Estate Subsidiaries with and into itself resulting in the CMBS Borrower directly owning or leasing all of the CMBS Property;

•                  the CMBS Borrower, the MezzCos and the Operating Subsidiaries are now directly and indirectly wholly owned subsidiaries of Station under an “OpCo / PropCo” structure; and

•                  the CMBS Borrower, an unrestricted subsidiary of Station and sometimes referred to as PropCo, then leased the CMBS Property to Station, which in turn subleased each parcel of the CMBS Property to the restricted Operating Subsidiary that had previously operated and now will continue to operate the same (each, an “OpCo”).

Interest rate and fees

Interest on the CMBS Loans is equal to the LIBOR plus 2.3% per annum. In addition to paying interest on outstanding principal under the CMBS Loans, the CMBS Borrower is required to reimburse the lenders for securitization and disbursement expenses in an amount not to exceed $2,730,000.

Amortization

Principal amounts outstanding under the CMBS Loans are due and payable in full on the maturity date described below.

The maturity date of the CMBS Loans shall be November 12, 2009, subject to three one-year extensions so long as on each extension date (i) no event of default has occurred under the loan documents for the CMBS Loans (the “CMBS Loan Documents”), (ii) acceptable hedging and/or swap arrangement in accordance with the requirements of the CMBS Loan Documents are in place and (iii) the satisfaction by the Real Estate Borrowers of the lenders’ customary administrative requirements with respect to loan extensions.

Prepayments

The CMBS Loans may be prepaid in whole or in part during the initial two-year term with an initial prepayment fee equal to 1.00% of the principal amount prepaid with the prepayment fee declining after the one year anniversary of the closing date on a straightline basis to 0.0% on the two-year anniversary of the closing date.

Guaranty and security

FCP HoldCo, Fertitta Partners and FCP VoteCo will execute a guaranty with respect to certain “recourse carve out” obligations of the CMBS Borrower. The CMBS Borrower will be required to hedge the LIBOR interest rate such that it will not exceed 5.5%.

Subject to compliance with applicable gaming laws, the CMBS Loans are secured by, among other things, the following:

• a perfected first priority fee and/or leasehold deed of trust on each CMBS Property;

• a first priority blanket assignment of all of the CMBS Borrower’s rights and interests under the master lease and all other leases, rents and profits payable to the CMBS Borrower as landlord/sublessor with respect to each CMBS Property;

• an assignment of the related interest rate hedge arrangements;

• a first priority and perfected security interest in all other real property interests including certain personal property, licenses, permits, contract rights, general intangibles and other assets of the CMBS Borrower used in connection with the operation, maintenance and management of each CMBS Property; and

• with respect to any Mezzanine Financing, a first priority pledge of 100% of the equity interests in the CMBS Borrower and each MezzCo Borrower for purposes of effectuating the Mezzanine Financing.

Certain covenants and events of default

The CMBS Loan Documents contain a number of covenants that, among other things, restrict, subject to certain exceptions, each Real Estate Borrower’s ability to:

• incur additional indebtedness;

• create liens on assets;

• engage in mergers or consolidations;

• sell assets;

• pay dividends or make distributions;

• make investments, loans or advances;

• make certain acquisitions;

• engage in certain transactions with affiliates; and

• fundamentally change its business.

In addition, the CMBS Loan Documents require the CMBS Borrower to maintain a minimum lease coverage ratio and also contain certain customary affirmative covenants and certain events of default.

The foregoing summary of the CMBS Loan Documents, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Loan and Security Agreement, the Mezzanine Loan and Security Agreements, the Amended and Restated Purchase and Sale Agreement, the Master Lease Agreement, and the Sublease Agreements, which are attached as Exhibits 4.2, 4.3, 4.4, 4.5, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Certain Relationships

The lenders and the initial purchasers of the Company’s debt obligations described in Sections 1 and 2 above or their respective affiliates have in the past engaged, and may in the future engage, in transactions with and perform services, including commercial banking, financial advisory and investment banking services, for the Company and its affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses. In connection with the Merger, Deutsche Bank Securities, Inc. and J.P. Morgan Securities Inc. have provided financial advisory services to, and have received financial advisory fees from, Parent, Fertitta Partners and their affiliates. Certain lenders or their affiliates were lenders under the Company’s prior credit facilities that were repaid in connection with the Merger and received their pro rata portion of such repayment.

3.              Employment Agreements

On November 7, 2007, the Company entered into new employment agreements with each of Frank J. Fertitta III, Lorenzo J. Fertitta, William W. Warner, Scott M Nielsen, Richard J. Haskins and Thomas M. Friel (the “Executive Officers”), which agreements will govern the terms of each Executive Officer’s employment.

Pursuant to the terms of his employment agreement, Frank J. Fertitta III has agreed to serve as the Chief Executive Officer and Chairman of the board of directors of the Company. Pursuant to the terms of his employment agreement, Lorenzo J. Fertitta has agreed to serve as the President and Vice Chairman of the board of directors of the Company. Pursuant to the terms of his respective employment agreement, each other Executive Officer has agreed to serve in the position held by such officer immediately prior to the Merger. Each employment agreement shall terminate on the fifth anniversary of the date of the agreement, but is subject to automatic five-year extensions unless the Company or the Executive Officer gives notice at least six months prior to the end of the then-current term or unless the employment agreement is otherwise terminated pursuant to the terms thereof; provided, however, that in the case of Frank J. Fertitta III and Lorenzo J. Fertitta only, as long as such Executive Officers maintain, in the aggregate, agreed upon minimum levels of direct or indirect ownership of the outstanding Class A Units and Class B Units in Parent, the Company shall have no right to notify either Executive Officer that the term of his employment agreement may not be extended. The employment agreements of Frank J. Fertitta III and Lorenzo J. Fertitta provide that each such Executive Officer shall devote reasonable time and attention to the business and affairs of the Company.  The employment agreements of the remaining Executive Officers provide that each such Executive Officer shall devote his full time and attention to the business and affairs of the Company.  The employment agreements do not prohibit the Executive Officers from engaging in charitable and community affairs or managing personal investments during the term of their employment.

Each employment agreement provides for a base salary (to be reviewed annually for increase but not decrease), an annual cash bonus to be based on the Executive Officer’s performance and to be determined by the Company’s Board of Directors, participation in the Company’s Deferred Compensation Plan, and the inclusion of the Executive Officer in all benefit plans and programs of the Company made available to the Company’s executive officers or salaried employees generally.  Each of Frank J. Fertitta III and Lorenzo J. Fertitta shall also have the right to receive a minimum annual cash bonus of (i) in the case of Lorenzo J. Fertitta, no less than 50% of 150% of his then-current base salary, and (ii) in the case of Frank J. Fertitta III, no less than 50% of 200% of his then current base salary, and a supplemental performance bonus to be paid if the Company and its subsidiaries exceed, by 10% or more, certain target financial performance benchmarks established by the board of directors of the Company.  Frank J. Fertitta III’s annual base salary for the first year of his employment with the Company is $2,500,000. Lorenzo J. Fertitta’s annual base salary for the first year of his employment with the Company is $1,930,000.  The annual base salary for the first year of each other Executive Officer’s employment with the Company is as follows: Scott M Nielson shall receive $960,000, William W. Warner shall receive $1,200,000, Thomas M. Friel shall receive $500,000 and Richard J. Haskins shall receive $660,000.  The employment agreements of Frank J. Fertitta III and Lorenzo J. Fertitta also provide that each such Executive Officer shall not be entitled to receive any equity-based compensation without the approval of a majority of the Company’s board of directors, including the members of the board designated by affiliates of Colony.

Each Executive Officer also is entitled to certain other benefits and perquisites in addition to those made available to the Company’s management generally. These other benefits include participation in the Supplemental Executive Retirement Plan (the “SERP”) or the Supplemental Management Retirement Plan (the “SMRP”), as applicable, participation in the Company’s Special Long-Term Disability Plan, group health insurance coverage through such executive group health insurance plan as the Company may select, and supplemental life insurance in the amount of not less than $70 million aggregate coverage for Frank J. Fertitta III, $35 million aggregate coverage for Lorenzo J. Fertitta, $7.5 million aggregate coverage for Scott M Nielson and $4 million aggregate coverage for each of William W. Warner, Richard J. Haskins and Thomas M. Friel. Perquisites include but are not limited to payment or reimbursement for the cost of an annual physical examination, four weeks of vacation per year, and payment or reimbursement of initiation and annual membership fees for a country club, lunch club or fitness club.

The employment agreements also provide for payments to be made to the Executive Officers if their employment is terminated (i) as a result of death or disability, (ii) for cause, (iii) without cause or (iv) for good reason. The employment agreements also provide for payments to be made upon the consummation of certain change of control transactions.

The foregoing summary of the employment agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the employment agreements, which are attached as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12, respectively, and incorporated herein by reference.

4.              Equityholders Agreement

In connection with the Merger, the Company, Fertitta Partners, Parent, FCP HoldCo and FCP VoteCo entered into an Equityholders Agreement with certain other equityholders in the Company (the “Equityholders Agreement”).  The Equityholders Agreement, among other things, contains agreements among the parties with respect to restrictions on the transfer of shares, including a right of first offer, tag along rights and drag along rights, and the composition of the board of directors of the Company.

The foregoing summary of the Equityholders Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Equityholders Agreement, which is attached as Exhibit 10.13 and incorporated herein by reference.

5.              Amendments to Supplemental Retirement Plans and Deferred Compensation Plans for Executives

On November 7, 2007, the Company executed the second amendment of the Supplemental Executive Retirement Plan, the first amendment of the Supplemental Management Retirement Plan, the second amendment of the Amended and Restated Deferred Compensation Plan, and the second amendment of the Deferred Compensation Plan for Executives.  The amendments modify the definition of “Change of Control” in each plan so that the definition mirrors the definition of “Change of Control” in Frank J. Fertitta III’s employment agreement described in Section 3 above.

Copies of the amendments are attached as Exhibits 10.14, 10.15, 10.16 and 10.17 hereto and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

1.              Existing Senior Credit Facilities

In connection with the Merger, on November 7, 2007, the Company repaid in full all outstanding term loans and revolving loans, together with interest and all other amounts due in connection with such repayment, under the Bank of America Existing Facility.  No penalties were paid in connection with such repayments.

The Bank of America Existing Facility included a $2.0 billion revolving credit facility that was scheduled to expire in December 2010.  Interest under the facility was payable at a margin above the Alternate Base Rate or the Eurodollar Rate (each as defined in the Bank of America Existing Facility), as selected by the Company.  The margin above such rates, and the fee on the unfunded portions of the Bank of America Existing Facility, varied quarterly based on the Company’s combined consolidated ratio of debt to Adjusted EBITDA (as defined in the Bank of America Existing Facility).  The credit agreement governing the Bank of America Existing Facility contained customary covenants that included limitations on prepayments of indebtedness or rent (including subordinated debt other than re-financings meeting certain criteria), asset dispositions, dividends, indebtedness, stock repurchases and investments, and a maximum funded debt to Adjusted EBITDA ratio.

Certain letters of credit outstanding under the Bank of America Existing Facility were transferred under the senior secured revolving credit facility discussed under Item 1.01 above, and continue to exist under such facility.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Sections 1 and 2 of Item 1.01 above are incorporated by reference into this Item 2.03.

Section 3 — Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) on November 7, 2007 that shares of common stock of the Company (other than certain shares held by Parent, Merger Sub, FCP Holding, Fertitta Partners or any wholly-owned subsidiary of the Company and other than shares of the Company’s common stock held in treasury) were generally converted into the right to receive $90.00, without interest, and requested that the NYSE file with the Securities and Exchange Commission an application on Form 25 to report that the shares of common stock of the Company are no longer listed on the NYSE.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Merger, each share of common stock of the Company (other than certain shares held by Parent, Merger Sub, FCP Holding, Fertitta Partners or any wholly-owned subsidiary of the Company and other than shares of the Company’s common stock held in treasury) was generally converted into the right to receive $90.00, without interest.

Section 5 — Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On November 7, 2007, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company.  The Company was the surviving corporation in the Merger.  The aggregate purchase price paid in cash for all of the equity securities of the Company was approximately $4.165 billion, which purchase price was funded by the equity financing by affiliates of Colony and by the new credit facilities described in Sections 1 and 2 of Item 1.01 above. In addition, approximately 10 million shares valued at approximately $900 million in the aggregate based on the merger consideration of $90.00 per share were exchanged for new equity interests in the Company.

As a result of the Merger, the Company’s non-voting common stock is owned by Fertitta Partners and FCP HoldCo and its common stock is owned by FCP VoteCo.  Pursuant to the operating agreements of Parent and FCP VoteCo and the Equityholders Agreement described in Section 3 of Item 1.01 above, boards of managers have broad authority over the operations of Parent and FCP VoteCo, and a board of directors has broad authority over the operations of Station. The boards of managers of Parent and FCP VoteCo and the board of directors of Station will initially consist of three members. The members of such boards of managers and board of directors are Frank J. Fertitta III, Lorenzo J. Fertitta and Thomas J. Barrack, Jr. The board of managers of Parent and the board of directors of the Company may have up to five (5) members, of which affiliates of Frank J. Fertitta III and Lorenzo J. Fertitta will be entitled to appoint three (3) members and affiliates of Colony will be entitled to appoint two (2) members. Each of Frank J. Fertitta III and Lorenzo J. Fertitta will be named as members of such boards of managers and board of directors as long as he serves as Chief Executive Officer and President, respectively, of Station or any subsidiary of Station. The vote of a majority of the members of such boards of managers or board of directors constitutes the action of the board of managers or board of directors, as applicable, but specified actions require the approval of a member of the board of managers or board of directors, as applicable, designated by Colony. Pursuant to the operating agreement of Fertitta Partners, the board of managers consists of two members, who are Frank J. Fertitta III and Lorenzo J. Fertitta.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Lee S. Isgur, Lowell H. Lebermann, Jr., Robert E. Lewis, and Dr. James E. Nave, D.V.M. voluntarily resigned from the board of directors of the Company as of the effective time of the Merger.  Frank J. Fertitta and Lorenzo J. Fertitta remained as directors of the Company and appointed Thomas J. Barrack, Jr. to the Company’s board of directors by written consent.  Thomas J. Barrack, Jr. is the Chairman and Chief Executive Officer of Colony.  The information set forth in Item 5.01 is incorporated by reference into this Item 5.02.

On November 7, 2007, in connection with the Merger, the Company entered into new employment agreements with each of Frank J. Fertitta III, Lorenzo J. Fertitta, William W. Warner, Scott M Nielsen, Richard J. Haskins and Thomas M. Friel.  The information set forth in Section 3 of Item 1.01 is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, the Company’s articles of incorporation and bylaws were amended and restated, effective November 7, 2007, so that they read in their entirety as the articles of incorporation and bylaws of Merger Sub read immediately prior to the effective time of the Merger.  Among other things, the Second Amended and Restated Articles of Incorporation provide that the Company is authorized to issue to approximately 100 million shares of common stock and non-voting common stock, and the Amended and Restated Bylaws set the number of directors constituting the board of directors of the Company at not less than one nor more than eleven.  Copies of the Second Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of the Company are attached as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1	Second Amended and Restated Articles of Incorporation of the Company

Exhibit 3.2	Amended and Restated Bylaws of the Company

Exhibit 4.1

Credit Agreement dated as of November 7, 2007 by and among the Company, Deutsche Bank Trust Company Americas, each Lender from time to time party thereto, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., and JPMorgan Chase Bank, N.A., as Syndication Agent

Exhibit 4.2	Loan and Security Agreement dated as of November 7, 2007 by and among German American Capital Corporation, JPMorgan Chase Bank, N.A., and FCP PropCo, LLC

Exhibit 4.3	Mezzanine Loan and Security Agreement (First Mezzanine), dated as of November 7, 2007, by and among FCP Mezzco Borrower I, LLC, German American Capital Corporation and JPMorgan Chase Bank, N.A.

Exhibit 4.4	Mezzanine Loan and Security Agreement (Second Mezzanine), dated as of November 7, 2007, by and among FCP Mezzco Borrower II, LLC, German American Capital Corporation and JPMorgan Chase Bank, N.A.

Exhibit 4.5	Mezzanine Loan and Security Agreement (Third Mezzanine), dated as of November 7, 2007, by and among FCP Mezzco Borrower III, LLC, German American Capital Corporation and JPMorgan Chase Bank, N.A.

Exhibit 10.1

Amended and Restated Purchase and Sale Agreement dated as of October 31, 2007 by and among FCP NewCo, LLC, Boulder Station, Inc., Charleston Station, LLC, Palace Station Hotel & Casino, Inc., and Sunset Station, Inc. and the other parties thereto

Exhibit 10.2	Master Lease Agreement dated as of November 7, 2007 by and between FCP PropCo, LLC and the Company

Exhibit 10.3	Sublease (Boulder Station) dated as of November 7, 2007 by and between the Company and Boulder Station, Inc.

Exhibit 10.4	Sublease (Red Rock) dated as of November 7, 2007 by and between the Company and Charleston Station, Inc.

Exhibit 10.5	Sublease (Sunset Station) dated as of November 7, 2007 by and between the Company and Sunset Station, Inc.

Exhibit 10.6	Sublease (Palace Station) dated as of November 7, 2007 by and between the Company and Palace Station Hotel & Casino, Inc.

Exhibit 10.7	Executive Employment Agreement of Frank J. Fertitta III dated as of November 7, 2007 by and between the Company and Frank J. Fertitta III

Exhibit 10.8	Executive Employment Agreement of Lorenzo J. Fertitta dated as of November 7, 2007 by and between the Company and Lorenzo J. Fertitta

Exhibit 10.9	Executive Employment Agreement of Richard J. Haskins dated as of November 7, 2007 by and between the Company and Richard J. Haskins

Exhibit 10.10	Executive Employment Agreement of Thomas M. Friel dated as of November 7, 2007 by and between the Company and Thomas M. Friel

Exhibit 10.11	Executive Employment Agreement of Scott M Nielson dated as of November 7, 2007 by and between the Company and Scott M Nielson

Exhibit 10.12	Executive Employment Agreement of William W. Warner dated as of November 7, 2007 by and between the Company and William W. Warner

Exhibit 10.13	Equityholders Agreement of Station Casinos, Inc., Fertitta Colony Partners LLC and Fertitta Partners LLC dated as of November 7, 2007

Exhibit 10.14	Second Amendment to Supplemental Executive Retirement Program of the Company dated as of November 7, 2007

Exhibit 10.15	First Amendment to Supplemental Management Retirement Program of the Company dated as of November 7, 2007

Exhibit 10.16	Second Amendment to Amended and Restated Deferred Compensation Plan of the Company dated as of November 7, 2007

Exhibit 10.17	Second Amendment to Deferred Compensation Plan for Executives of the Company dated as of November 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATION CASINOS, INC.

By:	/s/ Thomas M. Friel
Thomas M. Friel
Executive Vice President,
Chief Accounting Officer and Treasurer

Date: November 7, 2007

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 3.1	Second Amended and Restated Articles of Incorporation of the Company

Exhibit 3.2	Amended and Restated Bylaws of the Company

Exhibit 4.1

Credit Agreement dated as of November 7, 2007 by and among the Company, Deutsche Bank Trust Company Americas, each Lender from time to time party thereto, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., and JPMorgan Chase Bank, N.A., as Syndication Agent

Exhibit 4.2	Loan and Security Agreement dated as of November 7, 2007 by and among German American Capital Corporation, JPMorgan Chase Bank, N.A., and FCP PropCo, LLC

Exhibit 4.3	Mezzanine Loan and Security Agreement (First Mezzanine), dated as of November 7, 2007, by and among FCP Mezzco Borrower I, LLC, German American Capital Corporation and JPMorgan Chase Bank, N.A.

Exhibit 4.4	Mezzanine Loan and Security Agreement (Second Mezzanine), dated as of November 7, 2007, by and among FCP Mezzco Borrower II, LLC, German American Capital Corporation and JPMorgan Chase Bank, N.A.

Exhibit 4.5	Mezzanine Loan and Security Agreement (Third Mezzanine), dated as of November 7, 2007, by and among FCP Mezzco Borrower III, LLC, German American Capital Corporation and JPMorgan Chase Bank, N.A.

Exhibit 10.1

Amended and Restated Purchase and Sale Agreement dated as of October 31, 2007 by and among FCP NewCo, LLC, Boulder Station, Inc., Charleston Station, LLC, Palace Station Hotel & Casino, Inc., and Sunset Station, Inc. and the other parties thereto

Exhibit 10.2	Master Lease Agreement dated as of November 7, 2007 by and between FCP PropCo, LLC and the Company

Exhibit 10.3	Sublease (Boulder Station) dated as of November 7, 2007 by and between the Company and Boulder Station, Inc.

Exhibit 10.4	Sublease (Red Rock) dated as of November 7, 2007 by and between the Company and Charleston Station, Inc.

Exhibit 10.5	Sublease (Sunset Station) dated as of November 7, 2007 by and between the Company and Sunset Station, Inc.

Exhibit 10.6	Sublease (Palace Station) dated as of November 7, 2007 by and between the Company and Palace Station Hotel & Casino, Inc.

Exhibit 10.7	Executive Employment Agreement of Frank J. Fertitta III dated as of November 7, 2007 by and between the Company and Frank J. Fertitta III

Exhibit 10.8	Executive Employment Agreement of Lorenzo J. Fertitta dated as of November 7, 2007 by and between the Company and Lorenzo J. Fertitta

Exhibit 10.9	Executive Employment Agreement of Richard J. Haskins dated as of November 7, 2007 by and between the Company and Richard J. Haskins

Exhibit 10.10	Executive Employment Agreement of Thomas M. Friel dated as of November 7, 2007 by and between the Company and Thomas M. Friel

Exhibit 10.11	Executive Employment Agreement of Scott M Nielson dated as of November 7, 2007 by and between the Company and Scott M Nielson

Exhibit 10.12	Executive Employment Agreement of William W. Warner dated as of November 7, 2007 by and between the Company and William W. Warner

Exhibit 10.13	Equityholders Agreement of Station Casinos, Inc., Fertitta Colony Partners LLC and Fertitta Partners LLC dated as of November 7, 2007

Exhibit 10.14	Second Amendment to Supplemental Executive Retirement Program of the Company dated as of November 7, 2007

Exhibit 10.15	First Amendment to Supplemental Management Retirement Program of the Company dated as of November 7, 2007

Exhibit 10.16	Second Amendment to Amended and Restated Deferred Compensation Plan of the Company dated as of November 7, 2007

Exhibit 10.17	Second Amendment to Deferred Compensation Plan for Executives of the Company dated as of November 7, 2007